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                                                                     Exhibit 1.1




                                2,950,000 Shares

                         WATSON WYATT & COMPANY HOLDINGS

                              Class A Common Stock

                                ($0.01 Par Value)


                             UNDERWRITING AGREEMENT


                                                                   June __, 2001



Deutsche Banc Alex. Brown Inc.
Robert W. Baird & Co. Incorporated
UBS Warburg LLC
    As Representatives of the
Several Underwriters
c/o Deutsche Banc Alex. Brown Inc.
One South Street
Baltimore, Maryland 21202

Ladies and Gentlemen:

         Watson Wyatt & Company Holdings, a Delaware corporation (the "Company"), and certain shareholders of the Company (the "Selling Shareholders") propose to sell to the several underwriters (the "Underwriters") named in
SCHEDULE I hereto for whom you are acting as representatives (the "Representatives") an aggregate of 2,950,000 shares of the Company's Class A common stock, $0.01 par value (the "Common Stock"), of which 104,285 shares will be sold by the Company and 2,845,715 shares will be sold by the Selling Shareholders (the "Firm Shares"). The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in SCHEDULE I hereto, and the respective amounts to be sold by the Selling Shareholders are set forth opposite their names in SCHEDULE II hereto. The Company and the Selling Shareholders are sometimes referred to herein collectively as the "Sellers." The Selling Shareholders also propose to sell at the Underwriters' option an aggregate of up to 442,500 additional shares of the Common Stock (the "Option Shares") as set forth below. The Company's class A common stock, class B-1 common stock and class B-2 common stock, each having $0.01 par value, are collectively referred to herein as the Company's "common stock."

         As the Representatives, you have advised the Company and the Selling Shareholders (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that

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the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in
SCHEDULE I, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the "Shares."

         In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

         1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY, THE OPERATING COMPANY AND THE SELLING SHAREHOLDERS.

                  (a) The Company and Watson Wyatt & Company, a Delaware corporation and wholly-owned subsidiary of the Company (the "Operating Company"), each, jointly and severally, represents and warrants to each of the Underwriters as follows:

                  (i) A registration statement on Form S-3 (File No. 333-62252) with respect to the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission. The Company has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) of the Act (a "Rule 462(b) Registration Statement"), herein referred to as the "Registration Statement," which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. "Prospectus" means the form of prospectus first filed with the Commission pursuant to Rule 424(b). Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein, and, in the case of any reference herein to any Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rules 424(b) or 430A, and prior to the termination of the offering of the Shares by the Underwriters. The Registration Statement has become effective (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement); any Rule 462(b) Registration Statement filed after the effectiveness of this Agreement will become effective no later than 10:00 P.M., New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration

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         Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                  (ii) (A) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus, complied or will comply, when so filed, in all material respects with the Securities Exchange Act of 1934, as amended (the "Exchange Act");
         (B) the Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement), when it became effective, did not contain and, as amended, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) the Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement) and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act, (D) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement and any amendments thereto, when they become effective (1) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) will comply in all material respects with the Act and (E) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                  (iii) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in any preliminary prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein. Any reference herein to any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 under the Act ("Incorporated Documents"), as of the date of such preliminary prospectus or Prospectus, as the case may be. Any document filed by the Company under the Exchange Act after the effective date of the Registration Statement or the date of the Prospectus and incorporated by reference in the Prospectus shall be deemed to be included in that Registration Statement and the Prospectus as of the date of such filing. The Incorporated Documents, when filed with the Commission, conformed or will conform in all material respects to the requirements for the Exchange Act and none of such documents, as of the date of such

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         Incorporated Document, contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (iv) Each of the Company, the Operating Company and the Company's subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company, the Operating Company and the Company's subsidiaries, taken as a whole.

                  (v) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens granted or issued by the Company or any of its subsidiaries relating to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of the Company or any of its subsidiaries, except as otherwise disclosed in the Registration Statement.

                  (vi) All the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Shareholders) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and the Shares to be issued and sold by the Company have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

                  (vii) All of the outstanding shares of capital stock of the Operating Company and each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature, except as otherwise disclosed in the Registration Statement.

                  (viii) The terms of the authorized capital stock of the Company conform in all material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock, Certificate of Incorporation and Bylaws."

                  (ix) None of the Company, the Operating Company nor any of the Company's subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, the Operating Company and each of the Company's subsidiaries, taken as a whole, to which the Company, the Operating Company or any of the Company's

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         subsidiaries is a party or by which the Company, the Operating Company or any of the Company's subsidiaries or their respective property is bound.

                  (x) The execution, delivery and performance of this Agreement by each of the Company and the Operating Company, the compliance by each of the Company and the Operating Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company, the Operating Company or any of the Company's subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, the Operating Company and the Company's subsidiaries, taken as a whole, to which the Company, the Operating Company or any of the Company's subsidiaries is a party or by which the Company, the Operating Company or any of the Company's subsidiaries or their respective property is bound, (C) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, the Operating Company, any of the Company's subsidiaries or their respective property or (D) result in the suspension, termination or revocation of any Authorization (as defined below) of the Company, the Operating Company or any of the Company's subsidiaries or any other impairment of the rights of the holder of any such Authorization.

                  (xi) There are no legal or governmental proceedings pending or, to their knowledge, threatened to which the Company, the Operating Company or any of the Company's subsidiaries is or could be a party or to which any of their respective property is or could be subject that are required to be described in the Registration Statement or the Prospectus and are not so described; nor are there any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

                  (xii) None of the Company, the Operating Company nor any of the Company's subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), any provisions of the Employee Retirement Income Security Act of 1974, as amended, or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a material adverse effect on the business, prospects, financial condition or results of operation of the Company, the Operating Company and the Company's subsidiaries, taken as a whole.

                  (xiii) Each of the Company, the Operating Company and the Company's subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts

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         and other tribunals, including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company, the Operating Company and the Company's subsidiaries, taken as a whole. Each such Authorization is valid and in full force and effect and each of the Company, the Operating Company and the Company's subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company, the Operating Company or any of the Company's subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company, the Operating Company and the Company's subsidiaries, taken as a whole.

                  (xiv) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company, the Operating Company and the Company's subsidiaries, taken as a whole.

                  (xv) This Agreement has been duly authorized, executed and delivered by each of the Company and the Operating Company.

                  (xvi) PricewaterhouseCoopers LLP are, or for the period relevant to their audit report incorporated by reference in the Registration Statement, were, independent public accountants with respect to the Company, the Operating Company and the Company's subsidiaries as required by the Act.

                  (xvii) The consolidated financial statements included in the Registration Statement and the Prospectus (and any amendment or supplement thereto), together with related schedules and notes, present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the supporting schedules, if any, included in the Registration Statement

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         present fairly in accordance with generally accepted accounting principles the information required to be stated therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                  (xviii) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (xix) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

                  (xx) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (A) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company, the Operating Company and the Company's subsidiaries, taken as a whole, (B) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company, the Operating Company or any of the Company's subsidiaries and (C) none of the Company, the Operating Company nor any of the Company's subsidiaries has incurred any material liability or obligation, direct or contingent.

                  (xxi) Each certificate signed by any officer of the Company or the Operating Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a joint and several representation and warranty by each of the Company and the Operating Company to the Underwriters as to the matters covered thereby.

                  (xxii) The Company, the Operating Company and each of the Company's subsidiaries own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("intellectual property") currently employed by them in connection with the business now operated by them except where the failure to own or possess or otherwise be able to acquire such intellectual property would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operation of the Company, the Operating Company and the Company's subsidiaries, taken as a whole; and none of the Company, the Operating Company nor any of the Company's subsidiaries has received any notice of infringement of or conflict with

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         asserted rights of others with respect to any of such intellectual property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company, the Operating Company and the Company's subsidiaries, taken as a whole.

                  (xxiii) The Company, the Operating Company and each of the Company's subsidiaries are insured against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and none of the Company, the Operating Company nor any of the Company's subsidiaries (A) has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or (B) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company, the Operating Company and the Company's subsidiaries, taken as a whole.

                  (xxiv) All material tax returns required to be filed by the Company, the Operating Company and each of the Company's subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company, the Operating Company or any of the Company's subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

                  (b) Each of the Selling Shareholders severally represents and warrants as follows:

                  (i) Such Selling Shareholder is the lawful owner of the Shares to be sold by such Selling Shareholder pursuant to this Agreement and has, and on the Closing Date will have, good and clear title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever.

                  (ii) Such Selling Shareholder has, and on the Closing Date will have, full legal right, power and authority, and all authorization and approval required by law, to enter into this Agreement and the Power of Attorney and Custody Agreement of such Selling Shareholder (the "Power of Attorney and Custody Agreement"), relating to the deposit of the Shares to be sold by such Selling Shareholder and appointing certain individuals as such Selling Shareholder's attorneys-in-fact (the "Attorneys") to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder in the manner provided herein and therein.

                  (iii) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

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                  (iv) The Power of Attorney and Custody Agreement of such
         Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding instrument of such Selling Shareholder, enforceable in accordance with its terms, and, pursuant to such Power of Attorney and Custody Agreement, such Selling Shareholder has, among other things, authorized the Attorneys, or any one of them, to execute and deliver on such Selling Shareholder's behalf this Agreement and any other document that they, or any one of them, may deem necessary or desirable in connection with the transactions contemplated hereby and thereby and to deliver the Shares to be sold by such Selling Shareholder pursuant to this Agreement.

                  (v) The Lockup Agreement (as defined in Section 4(a)(x)(B) below) of such Selling Shareholder has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms.

                  (vi) Upon delivery of and payment for the Shares to be sold by such Selling Shareholder pursuant to this Agreement, good and clear title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever.

                  (vii) The execution, delivery and performance of this Agreement and the Power of Attorney and Custody Agreement and Lockup Agreement of such Selling Shareholder by or on behalf of such Selling Shareholder, the compliance by such Selling Shareholder with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the organizational documents of such Selling Shareholder, if such Selling Shareholder is not an individual, or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or any property of such Selling Shareholder is bound or (C) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over such Selling Shareholder or any property of such Selling Shareholder.

                  (viii) The information in the Registration Statement under the caption "Selling Stockholders" which specifically relates to such Selling Shareholder does not, and will not on the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (ix) Each certificate signed by or on behalf of such Selling Shareholder and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be

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         a representation and warranty by such Selling Shareholder to the
         Underwriters as to the matters covered thereby.

         Neither the Company nor the Operating Company has independently verified the accuracy of the foregoing representations and warranties of the Selling Shareholders. However, the Company and the Operating Company will, jointly and severally, bear the risk of any inaccuracy in the foregoing representations and warranties of the Selling Shareholders.

         2. PURCHASE, SALE AND DELIVERY OF THE SHARES.

                  (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Sellers agree to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $_____ per share, the number of Firm Shares set forth opposite the name of each Underwriter in SCHEDULE I hereof, subject to adjustments in accordance with Section 9 hereof. The number of Firm Shares to be purchased by each Underwriter from each Seller shall be as nearly as practicable in the same proportion to the total number of Firm Shares being sold by each Seller as the number of Firm Shares being purchased by each Underwriter bears to the total number of Firm Shares to be sold hereunder. The obligations of the Company and of each of the Selling Shareholders shall be several and not joint.

                  (b) The Shares to be sold hereunder by the Selling Shareholders have been placed in custody with the Attorneys as custodians (each, a "Custodian") pursuant to the Power of Attorney and Custody Agreement executed by each Selling Shareholder for delivery of all Firm Shares to be sold hereunder by the Selling Shareholders. Each of the Selling Shareholders specifically agrees that the Firm Shares held in custody for the Selling Shareholders under the Power of Attorney and Custody Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholders hereunder shall not be terminable by any act or deed of the Selling Shareholders (or by any other person, firm or corporation including the Company, the Operating Company, the Custodian or the Underwriters) or by operation of law (including the death of an individual Selling Shareholder or the dissolution of a corporate Selling Shareholder) or by the occurrence of any other event or events, except as set forth in the Power of Attorney and Custody Agreement. If any such event should occur prior to the delivery to the Underwriters of the Firm Shares hereunder, certificates for the Firm Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event has not occurred. The Custodian is authorized to receive and acknowledge receipt of the proceeds of sale of the Shares held by it against delivery of such Shares.

                  (c) Payment for the Firm Shares to be sold hereunder is to be made in Federal (same day) funds to an account designated by the Company for the shares to be sold by it and to an account designated by the Custodian for the shares to be sold by the Selling Shareholders, in each case against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters. Such payment and delivery are to be made through the facilities of the Depository Trust Company at 10:00 a.m., New York time, on the third business day after the date of this

Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.)

                  (d) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholders hereby grant an option to the several Underwriters to purchase the Option Shares at the price per share as set forth in the first paragraph of this Section 2. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) only once thereafter within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company, setting forth the number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the Option Shares are to be registered and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares, adjusted by you in such manner as to avoid fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its exercise or expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in Federal (same day) funds drawn to the order of the Company against delivery of certificates therefor through the facilities of the Depository Trust Company, New York, New York.

                  (e) If on the Closing Date any Selling Shareholder fails to sell the Firm Shares which such Selling Shareholder has agreed to sell on such date as set forth in SCHEDULE II hereto, the Company agrees that it will sell or arrange for the sale of that number of shares of Common Stock to the Underwriters which represents Firm Shares which such Selling Shareholder has failed to so sell, as set forth in SCHEDULE II hereto, or such lesser number as may be requested by the Representatives.

         3. OFFERING BY THE UNDERWRITERS.

                  It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be initially offered to the public at the public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

                  It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

         4. COVENANTS OF THE COMPANY, THE OPERATING COMPANY AND THE SELLING SHAREHOLDERS.

                  (a) The Company and the Operating Company each, jointly and severally, covenant and agree with the several Underwriters that:

                  (i) The Company will (A) use its best efforts to cause the Registration Statement to become effective or, if the procedure in Rule 430A of the Rules and Regulations is followed, to prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations, (B) not file any amendment to the Registration Statement or supplement to the Prospectus or document incorporated by reference therein of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations and (C) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters. If the Registration Statement at the time of the effectiveness of this Agreement does not cover all of the Shares, the Company will file a Rule 462(b) Registration Statement with the Commission registering the Shares not so covered in compliance with Rule 462(b) by 10:00 P.M., New York City time, on the date of this Agreement and to pay to the Commission the filing fee for such Rule 462(b) Registration Statement at the time of the filing thereof or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

                  (ii) The Company will advise the Representatives promptly (A) when the Registration Statement or any post-effective amendment thereto shall have become effective, (B) of receipt of any comments from the Commission, (C) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, (D) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, when the Rule 462(b) Registration Statement has become effective, and (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

                  (iii) The Company will cooperate with the Representatives in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

                  (iv) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), including documents incorporated by reference therein, and of all amendments thereto, as the Representatives may reasonably request.

                  (v) The Company will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will either (i) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus or (ii) prepare and file with the Commission an appropriate filing under the Securities Exchange Act of 1934 which shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

                  (vi) The Company will make generally available to its security holders, as soon as it is practicable to do so, an earning statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earning statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.

                  (vii) Prior to the Closing Date, the Company will furnish to the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus.

                  (viii) No offering, sale, short sale or other disposition of any shares of common stock of the Company or other securities convertible into or exchangeable or exercisable for shares of common stock or derivative of common stock (or agreement for such) will be made for a period of 90 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of Deutsche Banc Alex. Brown Inc. ("DBAB"). Notwithstanding the foregoing, during such period the Company may (1) grant stock options pursuant to the Company's existing stock option plan; (2) issue shares of common stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof; (3) issue shares under an existing employee compensation or benefit plan or such future plans as described in the Registration Statement using Form S-8 or otherwise; (4) issue shares under an acquisition agreement as long as any shares of the Company issued thereunder are not transferable within the 90 day period; and (5) file a registration statement on Form S-4 with the SEC, provided that no sales are made under the registration statement during such period.

                  (ix) The Company will use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange (the "NYSE") and to maintain the listing of the Shares on the NYSE.

                  (x) The Company agrees not to (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock or (B) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any common stock (regardless of whether any of the transactions described in clause (A) or (B) is to be settled by the delivery of common stock, or such other securities, in cash or otherwise), except to the Underwriters pursuant to this Agreement, for a period of 90 days after the date of the Prospectus without the prior written consent of DBAB. Notwithstanding the foregoing, during such period the Company may (1) grant stock options pursuant to the Company's existing stock option plan; (2) issue shares of common stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof; (3) issue shares under an existing employee compensation or benefit plan or such future plans as described in the Registration Statement using Form S-8 or otherwise; (4) issue shares under an acquisition agreement as long as any shares of the Company issued thereunder are not transferable within the 90 day period; and (5) file a registration statement on Form S-4 with the SEC, provided that no sales are made under the registration statement during such period. The Company also agrees not to waive any transfer restrictions applicable to its equity securities to allow the conversion of the class B-1 common stock to class A common stock or to file any registration statement (subject to the exception in the preceding sentence) with respect to any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock until October 16, 2001, without the prior written consent of DBAB.

                  (xi) (A) The Company and (1) each employee executive officer and employee director of the Company and the Operating Company and (2) each employee shareholder beneficially owning 50,000 shares or more of the outstanding class B common stock of the Company as of October 10, 2000, has entered into prior to the date of this Agreement, a letter agreement substantially in the form attached hereto as EXHIBIT A (each, a "Lockup Agreement" and, collectively, the "Lockup Agreements"), pursuant to which each such officer, director or shareholder has agreed not to offer, sell, sell short or otherwise dispose of any shares of common stock of the Company beneficially owned by it (the "Restricted Shares") or any other securities convertible, exchangeable or exercisable for Restricted Shares or derivative of Restricted Shares owned by such person (except as provided in the Lockup Agreements) or request the registration for the offer or sale of any of the foregoing (or as to which such person has the right to direct the disposition of) for a period of four years after the closing date of the initial public offering of the Company (the "IPO"), PROVIDED that such restrictions shall terminate as to 25% of such Restricted Shares on each of the first, second, third and fourth anniversaries of the closing date of the IPO. The Company will use its best efforts to enforce the Lockup Agreements in a manner consistent with their overall objective.

                  (B) For the purposes of the public offering contemplated hereunder only, the Company has agreed to waive the transfer restrictions related to the class B-1 common stock provided for in the Lockup Agreements, to the extent that holders of class B-1 common stock will be permitted to sell up to 50% of such holder's Restricted Shares. The transfer restrictions on the remaining class B-1 common stock that is not converted into class A common stock for resale in the public offering shall continue to be subject to the transfer restrictions in the Lockup Agreements.

                  (xii) For the purposes of the public offering contemplated hereunder only, the Company has agreed to waive the transfer restrictions applicable to the class B-1 common stock being sold hereunder.

                  (xiii) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the 1940 Act.

                  (xiv) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

                  (xv) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation (as such terms are defined in Regulation M, promulgated under the Act) of the price of any securities of the Company.

                  (xvi) Each of the Company and the Operating Company will use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company or the Operating Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

                  (b) Each of the Selling Shareholders covenants and agrees with the several Underwriters that:

                  (i) No offering, sale, short sale or other disposition of any shares of common stock of the Company or other capital stock of the Company or other securities convertible, exchangeable or exercisable for common stock or derivative of common stock owned by the Selling Shareholder or request the registration for the offer or sale of any of the foregoing (or as to which the Selling Shareholder has the right to direct the disposition of) will be made for the periods specified in the charter of the Company and/or Lockup Agreement, directly or indirectly, by such Selling Shareholder otherwise than hereunder or with the prior written consent of DBAB.

                  (ii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, each of the Selling Shareholders agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                  (iii) Such Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

         5. COSTS AND EXPENSES.

                  The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Sellers under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, this Agreement, the Underwriters' Selling Memorandum, the Underwriters' Invitation Letter, the Listing Application, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by the NASD of the terms of the sale of the Shares; the Listing Fee of the New York Stock Exchange; and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Shares under State securities or Blue Sky laws. Any transfer taxes imposed on the sale of the Shares to the several Underwriters will be paid by the Company or the Selling Shareholders, as the case may be. The Company shall not, however, be required to pay for any of the Underwriters expenses (other than those related to qualification under NASD regulation and State securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company or the Selling Shareholders to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company and the Selling Shareholders shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

         6. CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.

                  The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company and the Selling Shareholders contained herein, and to the performance by the Company and the Selling Shareholders of their covenants and obligations hereunder and to the following additional conditions:

                  (a) The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company or the Operating Company, shall be contemplated by the Commission and no injunction, restraining order, or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.

                  (b) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be,

                  (i) the opinion of Gibson, Dunn & Crutcher, LLP, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) to the effect that:

                           (A) each of the Company and the Operating Company is
                  validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

                           (B) the Shares to be issued and sold by the Company
                  hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights;

                           (C) this Agreement has been duly authorized, executed
                  and delivered by each of the Company and the Operating
                  Company;

                           (D) the authorized capital stock of the Company
                  conforms as to legal matters to the description thereof contained in the Prospectus;

                           (E) the Registration Statement has become effective
                  under the Act, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are, to the best of such counsel's knowledge after due inquiry, pending before or contemplated by the Commission;

                           (F) the statements under the captions "Long Term
                  Incentive Plan", "Description of Offering", "Shares Eligible for Future Sale" and "Underwriting" in the Prospectus and Item 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

                           (G) the execution, delivery and performance of this
                  Agreement by the Company and the Operating Company, the compliance by the Company and the Operating Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not (1) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (2) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company, the Operating Company or any of the Company's subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, the Operating Company and the Company's subsidiaries, taken as a whole, to which the Company, the Operating Company or any of the Company's subsidiaries is a party or by which the Company, the Operating Company or any of the Company's subsidiaries or their respective property is bound, (3) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, the Operating Company, any of the Company's subsidiaries or their respective property or (4) result in the suspension, termination or revocation of any Authorization of the Company, the Operating Company or any of the Company's subsidiaries or any other impairment of the rights of the holder of any such Authorization;

                           (H) the Company is not and, after giving effect to
                  the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                           (I) to the best of such counsel's knowledge after due
                  inquiry, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company or the Operating Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement; and

                           (J) (1) each document, if any, filed pursuant to the
                  Exchange Act and incorporated by reference in the Prospectus (except for financial statements and other financial data included therein as to which no opinion need be expressed) complied when so filed as to form with the Exchange Act, (2) the Registration Statement and the Prospectus and any supplement or amendment thereto (except for the financial statements and other financial data included therein as to which no opinion need be expressed) comply as to form with the Act, (3) such counsel has no reason to believe that at the time the Registration Statement became effective or on the date of this Agreement, the Registration Statement and the prospectus included therein (except for the financial statements and other financial data as to which such counsel need not express any belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (4) such counsel has no reason to believe that the Prospectus, as amended or supplemented, if applicable (except for the financial statements and other financial data, as aforesaid) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and
                  (5) such counsel has no reason to believe that any of the documents incorporated by reference in the Prospectus, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; such counsel need express no opinion as to the financial statements or other financial or statistical data contained in any such document incorporated by reference in the Prospectus.

                  (ii) the opinion of Walter W. Bardenwerper, counsel for the Company, the Operating Company and the Selling Shareholders, dated the Closing Date or the Option Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) to the effect that:

                           (A) each of the Company, the Operating Company and
                  the Company's subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties;

                           (B) each of the Company, the Operating Company and
                  the Company's subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company, the Operating Company and the Company's subsidiaries, taken as a whole;

                           (C) all the outstanding shares of capital stock of
                  the Company (including the Shares to be sold by the Selling Shareholders) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

                           (D) the Shares to be issued and sold by the Company
                  hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights;

                           (E) all of the outstanding shares of capital stock of
                  the Operating Company and each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature;

                           (F) this Agreement has been duly authorized, executed
                  and delivered by each of the Company and the Operating Company and by or on behalf of each Selling Shareholder;

                           (G) none of the Company, the Operating Company nor
                  any of the Company's subsidiaries is in violation of its respective charter or by-laws and, to the best of such counsel's knowledge after due inquiry, none of the Company, the Operating Company nor any of the Company's subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, the Operating Company and the Company's subsidiaries, taken as a whole, to which the Company, the Operating Company or any of the Company's subsidiaries is a party or by which the Company, the Operating Company or any of the Company's subsidiaries or their respective property is bound;

                           (H) the execution, delivery and performance of this
                  Agreement by the Company and the Operating Company, the compliance by the Company and the Operating Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not (1) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (2) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company, the Operating Company or any of the Company's subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, the Operating Company and the Company's subsidiaries, taken as a whole, to which the Company, the Operating Company or any of the Company's subsidiaries is a party or by which the Company, the Operating Company or any of the Company's subsidiaries or their respective property is bound, (3) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, the Operating Company, any of the Company's subsidiaries or their respective property or (4) result in the suspension, termination or revocation of any Authorization of the Company, the Operating Company or any of the Company's subsidiaries or any other impairment of the rights of the holder of any such Authorization;

                           (I) after due inquiry, such counsel does not know of
                  any legal or governmental proceedings pending or threatened to which the Company, the Operating Company or any of the Company's subsidiaries is or could be a party or to which any of their respective property is or could be subject that are required to be described in the Registration Statement or the Prospectus and are not so described, or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required;

                           (J) none of the Company, the Operating Company nor
                  any of the Company's subsidiaries has violated any Environmental Law, any provisions of the Employee Retirement Income Security Act of 1974, as amended, or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a material adverse effect on the business, prospects, financial condition or results of operation of the Company, the Operating Company and the Company's subsidiaries, taken as a whole;

                           (K) each of the Company, the Operating Company and
                  the Company's subsidiaries has such Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company, the Operating Company and the Company's subsidiaries, taken as a whole; each such Authorization is valid and in full force and effect and each of the Company, the Operating Company and the Company's subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company, the Operating Company or any of the Company's subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company, the Operating Company and the Company's subsidiaries, taken as a whole;

                           (L) to the best of such counsel's knowledge after due
                  inquiry, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement;

                           (M) (1) such counsel has no reason to believe that at
                  the time the Registration Statement became effective or on the date of this Agreement, the Registration Statement and the prospectus included therein (except for the financial statements and other financial data as to which such counsel need not express any belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) such counsel has no reason to believe that the Prospectus, as amended or supplemented, if applicable (except for the financial statements and other financial data, as aforesaid) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and
                  (3) such counsel has no reason to believe that any of the documents incorporated by reference in the Prospectus, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; such counsel need express no opinion as to the financial statements or other financial or statistical data contained in any such document incorporated by reference in the Prospectus;

                           (N) each Selling Shareholder is the lawful owner of
                  the Shares to be sold by such Selling Shareholder pursuant to this Agreement and has good and clear title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever;

                           (O) each Selling Shareholder has full legal right,
                  power and authority, and all authorization and approval required by law, to enter into this Agreement and each of the Power of Attorney and Custody Agreement and the Lockup Agreement of such Selling Shareholder and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder in the manner provided herein and therein;

                           (P) each of the Power of Attorney and Custody
                  Agreement and the Lockup Agreement of each Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding instrument of such Selling Shareholder, enforceable in accordance with its terms, and, pursuant to such Power of Attorney and Custody Agreement, such Selling Shareholder has, among other things, authorized the Attorneys, or any one of them, to execute and deliver on such Selling Shareholder's behalf this Agreement and any other document they, or any one of them, may deem necessary or desirable in connection with the transactions contemplated hereby and thereby and to deliver the Shares to be sold by such Selling Shareholder pursuant to this Agreement;

                           (Q) upon delivery of and payment for the Shares to be
                  sold by each Selling Shareholder pursuant to this Agreement, good and clear title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests, equities and claims whatsoever; and

                           (R) the execution, delivery and performance of this
                  Agreement and each of the Power of Attorney and Custody Agreement and the Lockup Agreement of each Selling Shareholder by such Selling Shareholder, the compliance by such Selling Shareholder with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (1) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (2) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the organizational documents of such Selling Shareholder, if such Selling Shareholder is not an individual, or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which such Selling Shareholder is a party or by which any property of such Selling Shareholder is bound or (3) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over such Selling Shareholder or any property of such Selling Shareholder.

                  In rendering such opinions, counsel may rely as to matters governed by the laws of states other than the General Corporation Law of the state of Delaware or Federal laws on local counsel in such jurisdictions, provided that in each case counsel shall state that they believe that they and the Underwriters are justified in relying on such other counsel.

                  (c) The Representatives shall have received from Willkie Farr & Gallagher, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, substantially to the effect specified in subparagraphs (A), (B), (C) and (E) of Paragraph (b)(i) of this
Section 6, and that the Company is a duly organized and validly existing corporation under the laws of the State of Delaware. In rendering such opinion, Willkie Farr & Gallagher may rely as to all matters governed other than by the laws of the State of New York or Federal laws on the opinion of counsel referred to in Paragraph (b) of this Section 6. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement, or any amendment thereto, as of the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act) as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact, necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to financial statements, schedules and statistical information therein). With respect to such statement, Willkie Farr & Gallagher may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

                  (d) The Representatives shall have received at or prior to the Closing Date from Willkie Farr & Gallagher memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the Shares under the State securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably have designated to the Company.

                  (e) You shall have received, on each of the dates hereof, the Closing Date and the Option Closing Date, as the case may be, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, from PricewaterhouseCoopers LLP, confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that in their opinion the financial statements and schedules examined by them and included in the

Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement and Prospectus.

                  (f) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates signed by John J. Haley and Carl D. Mautz, in their respective capacities as President and Chief Executive Officer and Chief Financial Officer to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

                  (i) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission;

                  (ii) The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

                  (iii) All filings required to have been made pursuant to Rules 424 or 430A under the Act have been made;

                  (iv) He or she has carefully examined the Registration Statement and the Prospectus and, in his or her opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement were true and correct, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment; and

                  (v) Since the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business.

                  (g) The Company and the Selling Shareholders shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representatives may reasonably have requested.

                  (h) The Lockup Agreements described in Section 4(a)(x)(B) are in full force and effect.

                  The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representatives and to Willkie Farr & Gallagher, counsel for the Underwriters.

                  If any of the conditions hereinabove provided for in this
Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing (either by facsimile or by electronic mail) at or prior to the Closing Date or the Option Closing Date, as the case may be, provided that such condition has not been cured prior to the Closing Date.

                  In such event, the Selling Shareholders, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

         7. CONDITIONS OF THE OBLIGATIONS OF THE SELLERS.

                  The obligations of the Sellers to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

         8. INDEMNIFICATION.

                  (a) The Company and the Operating Company each, jointly and severally, agree:

                           (1) to indemnify and hold harmless each Underwriter
                  and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon
                  (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading any act or failure to act, or (iii) any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (PROVIDED, that the Company and the Operating Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct); PROVIDED, HOWEVER, that the Company and the Operating Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or the Operating Company by or through the Representatives specifically for use in the preparation thereof.

                           (2) to reimburse each Underwriter and each such
                  controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

                  (b) The Selling Shareholders agree to indemnify the Underwriters and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Underwriter or controlling person may become subject under the Act or otherwise to the same extent as indemnity is provided by the Company pursuant to
Section 8(a) above. In no event, however, shall the liability of any Selling Shareholder for indemnification under this Section 8(a) exceed the proceeds received by such Selling Shareholder from the Underwriters in the offering. This indemnity obligation will be in addition to any liability which the Company or the Operating Company may otherwise have.

                  (c) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, the Operating Company, each of their directors, each of their officers who have signed the Registration Statement, the Selling Shareholders, and each person, if any, who controls the Company or the Operating Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company, the Operating Company or any such director, officer, Selling Shareholder or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company, the Operating Company or any such director, officer, Selling Shareholder or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                  (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a), (b) or (c) shall be available to any party who shall fail to give notice as provided in this Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a), (b) or (c). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the reasonable fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or
(iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) or (b) and by the Company in the case of parties indemnified pursuant to Section 8(c). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

                  (e) To the extent the indemnification provided for in this
Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Operating Company or the Selling Shareholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (f) The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
Section 8(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) no Selling Shareholder shall be required to contribute any amount in excess of the proceeds received by such Selling Shareholder from the Underwriters in the offering. The Underwriters' obligations in this Section 8(f) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (g) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

                  (h) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company, the Operating Company and the Selling Shareholders set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, the Operating Company, their directors or officers, the Selling Shareholders or any persons controlling the Company or the Operating Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, the Operating Company. their directors or officers, or any person controlling the Company or the Operating Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

         9. DEFAULT BY UNDERWRITERS.

                  If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company, the Operating Company or a Selling Shareholder), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company and the Selling Shareholders such amounts as may be agreed upon and upon the terms set forth herein, the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or
(b) if the aggregate number of shares of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate their obligation to purchase the Firm Shares or Option Shares without liability on the part of the non-defaulting Underwriters or of the Company, the Operating Company or of the Selling Shareholders except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this
Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         10. NOTICES.

                  All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to Deutsche Banc Alex. Brown Inc., One South Street, Baltimore, Maryland 21202. Attention: Legal Department; with a copy to Deutsche Banc Alex. Brown Inc., 31 West 52nd Street, New York, New York 10019, Attention: General Counsel; if to the Company, the Operating Company or the Selling Shareholders, to

                           Watson Wyatt & Company Holdings
                           1717 H Street, NW
                           Washington, DC 20006
                           Attention:  Secretary and General Counsel

         11. TERMINATION.

                  (a) This Agreement may be terminated by you by notice to the Company at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company, the Operating Company and the Company's subsidiaries taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company, the Operating Company and the Company's subsidiaries taken as a whole, whether or not arising in the ordinary course of business,
(ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make it impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, or (iii) suspension of trading in securities generally on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company or the Operating Company, (v) declaration of a banking moratorium by United States or New York State authorities, (vi) any downgrading, or placement on any watch list for possible downgrading, in the rating of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Exchange Act);
(vii) the suspension of trading of the Company's common stock by the New York Stock Exchange, the Commission, or any other governmental authority or, (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

                  (b) as provided in Sections 6 and 9 of this Agreement.

         12. SUCCESSORS.

                  This Agreement has been and is made solely for the benefit of the Underwriters, the Company, the Operating Company and the Selling Shareholders and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

         13. INFORMATION PROVIDED BY UNDERWRITERS.

                  The Company, the Operating Company, the Selling Shareholders and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in any Prospectus or the Registration Statement consists of the information set forth in the last paragraph on the front cover page (insofar as such information relates to the Underwriters), legends required by Item 502(d) of Regulation S-K under the Act and the information under the caption "Underwriting" in the Prospectus.

         14. MISCELLANEOUS.

                  The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company, the Operating Company or their directors or officers and (c) delivery of and payment for the Shares under this Agreement.

                  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  The Underwriters agree to keep confidential any disclosure of material, non-public information made by the Company to the Underwriters specifically in connection with any requests for consents from the Underwriters under this Agreement, unless the prior written consent has been obtained from the Company.

                  If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Selling Shareholders, the Company, the Operating Company and the several Underwriters in accordance with its terms.

                  Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                            [signature page follows]

                              Very truly yours,

                              WATSON WYATT & COMPANY HOLDINGS



                              By
                                   ---------------------------------------------
                                   Name:  John J. Haley
                                   Title:  President and Chief Executive Officer


                              WATSON WYATT & COMPANY



                              By
                                   ---------------------------------------------
                                   Name:  John J. Haley
                                   Title:  President and Chief Executive Officer


                              Selling Shareholders listed on SCHEDULE II



                              By
                                   ---------------------------------------------
                                                 Attorney-in-Fact


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

DEUTSCHE BANC ALEX. BROWN INC.
ROBERT W. BAIRD & CO. INCORPORATED
UBS WARBURG LLC

As Representatives of the several
Underwriters listed on SCHEDULE I

By:  Deutsche Banc Alex. Brown Inc.


By:
     ------------------------------------------------
                Authorized Officer

                                   SCHEDULE I

                            SCHEDULE OF UNDERWRITERS


                                                     Number of Firm Shares
                        UNDERWRITER                     TO BE PURCHASED
                        -----------                  ---------------------
Deutsche Banc Alex. Brown Inc.
Robert W. Baird & Co. Incorporated
UBS Warburg LLC




                                                            --------

                Total                                       --------

                                   SCHEDULE II

                        SCHEDULE OF SELLING SHAREHOLDERS

                                                 Number of Firm Shares
      SELLING SHAREHOLDER                             TO BE SOLD
      -------------------                        ---------------------








                                                            --------

                Total                                       --------

                                  SCHEDULE III

                            SCHEDULE OF OPTION SHARES

                                  Maximum Number                  Percentage of
                                 of Option Shares                Total Number of
   NAME OF SELLER                   TO BE SOLD                    OPTION SHARES
   --------------                   ----------                    -------------









                                      -------                           -----
              Total                                                      100%
                                      -------                           -----